EXHIBIT 99.1
Filed by Horizon Bancorp (0-10792)
Pursuant to Rule 425 under the Securities Act of 1933

Subject Company:  Heartland Bancshares, Inc

HORIZON BANK

EXCEPTIONAL SERVICE • SENSIBLE ADVICE®

Welcome Shareholders
Horizon’s
2012
Annual Meeting

Forward-Looking Statements
 This presentation may contain forward-looking statements regarding the financial performance, business, and future operations of Horizon Bancorp and its affiliates
 (collectively, “Horizon”). For these statements, Horizon claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation
 Reform Act of 1995. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future results or performance. As a result, undue reliance should not be placed on these forward-looking statements, which speak only as of the date hereof.
 We have tried, wherever possible, to identify such statements by using words such as
 “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions, and although management believes that the expectations reflected in such forward-looking statements are accurate and reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause our actual results to differ materially include those set forth in “Item 1A
 Risk Factors” of Part I of Horizon’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011. Statements in this presentation should be considered in conjunction with such risk factors and the other information publicly available about
 Horizon, including the information in the filings we make with the Securities and
 Exchange Commission.
 Horizon does not undertake, and specifically disclaims any obligation, to publicly release any updates to any forward-looking statement to reflect events or circumstances occurring or arising after the date on which the forward-looking statement is made, or to reflect the occurrence of unanticipated events, except to the extent required by law.

Thomas H. Edwards
President & Chief Operating Officer

Horizon’s Sound Credit Culture
and
Asset Quality

Sound Credit Culture
• Team of Seasoned Underwriters
 – Average Tenure > 20 years
• Primarily an In-Market and Full Recourse Lender
• Predominately a Secured Lender
• Retail & Business Focus
 – Average Commercial Loan Size Approximately $225,000
 – Sweet Spot - Retail and Business Focus
• We Manage Lending Limits
 – House Limit $10 million
 – Legal Limit > $20 million
 – Seven Loan Relationships with Balances > $5 million
• Independent Loan Review

Investment Portfolio is Managed for
Liquidity - Not Yield
Primary Focus
 • Agencies
 • Municipal
 −  General Obligation
 −  National in Scope
 −  Diversify Risk
 −  $10 Million Maximum Per State (Except IN)
 −  Reduced Position in High Risk States

Delinquency Returns To Pre-Recession Levels

$15,000
$10,000
$5,000
$0
Thousands
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12

Loans Past Due 30 to 89 Days

Non Performing Assets to Total Loans
Thousands
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
0.32%
0.79%
2.02%
2.37%
2.02%
2.11%
$853
$3,068
$5,949
$7,568
$8,998
$13,603
$8,505
$11,554
$5,463
$5,282
$29
$559
2007
2008
2009
2010
2011
2012 1st Qtr
Net Charge-Offs
Provision Expense

Provision Expense Declining
As Non-Performing Loans Stabilize

Horizon Consistently Outperforms Peer Groups in Asset Quality

5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2007
2008
2009
2010
2011
2012
4.79%
4.91%
4.14%
4.09%
3.06%
3.13%
3.09%
2.15%
2.32%
1.87%
1.94%
2.22%
1.29%
1.29%
0.94%
0.38%
Horizon
Indiana Peer
National Peer

Source: FDIC Uniform Bank Performance Reports as of 12/31/11. Peer is a custom group of 16 publicly traded banks headquartered in the state of Indiana. National peer group consists of insured commercial banks having assets between 1 billion and 3 billion.
1st
Qtr.
 Non-Performing Loans Plus OREO to Gross Loans Plus OREO

Craig M. Dwight
Chief Executive Officer

A Company on the Move

Horizon’s Story
Financial Strength
Consistent Performance
Superior Returns
Stable Growth

Corporate Profile

• Shares Outstanding              4.9 Million
• Market Cap (1)   $125.0 Million
• Total Assets (2)   $1.5 Billion
• Total Deposits (2)      $1.1 Billion
• Locations                  24
• Ownership (2)
 – Insiders      10%
 – Employee Benefit Plans   16%
 – Institutional & Mutual Funds  21%

(1) Based on price at the close of business on April 30, 2012 at $25.17 per common share
(2) Total assets, deposits and inside ownership as of March 31, 2012

Lake Michigan
N
Battle Creek
NEW!
3250 W Centre Ave
PORTAGE
Schaumburg
Chicago
Naperville
Michigan
South Bend
Joliet
NEW!
455 Morthland Dr
VALPARAISO
Indiana
Fort Wayne
Illinois
Ohio
Lafayette
Muncie
Anderson
Indianapolis
Terre Haute
Franklin

24 Current Locations

State of the Banking Industry
&
Economic Outlook

HORIZON BANK

EXCEPTIONAL SERVICE • SENSIBLE ADVICE®

Regional Earnings are Improving
Year	Indiana	Michigan
2011	$486.7	$260.0
2010	$267.8	-$321.0
2009	-$101.5	-$663.0
2008	-$ 57.2	-$2,128.7
2007	$442.8	$895.7
In Millions
Source: UBPR for States of IN & MI, represents aggregate earnings for all banks in each state

Number of Failed Banks Declining

180
160
140
120
100
80
60
40
20
0
2
4
11
3
4
0
0
3
25
140
157
92
51
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

Source: www.fdic.gov - YTD 2012 through April 20th actual 17 failed banks annualized pace for 2012 is 51 failed banks
Total # Banks Failed 2000 to YTD 2012 = 492
Total # Banks Failed 1980 to 1992 =2,870

Economic Outlook
Slow Growth
• Eleven Straight Quarters of Increasing Economic
  Activity
• Slow GDP Growth - 2% to 3% Per Annum
• Fed Funds Rate - to be Maintained at
 Exceptionally Low Levels through 2014
• Declining Unemployment Rates
• Declining Loan Default Rates
• Election Year - Expect No Major Changes

Horizon’s Financial Strength,
Consistent Performance &
Stable Growth

Record Earnings
"Twelve" Consecutive Years

Dollars in Millions
$13.0
$12.0
$11.0
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$3.8
$4.1
$5.5
$6.5
$6.9
$7.1
$7.5
$8.1
$8.9
$9.1
$10.5
$12.8
22% Increase
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

CAGR 10.65%

More Profitable Than State and National Peers

1.10
0.85
0.60
0.35
0.10
-0.15
-0.40
-0.65
-0.37
0.18
0.59
0.86
Horizon
-0.36
-0.34
0.39
0.78
Horizon
0.23
0.36
0.63
0.85
Horizon
0.53
0.74
0.75
1.01
Horizon
Michigan
National
Indiana
Horizon

Source: Uniform Bank Performance Reports. Indiana and Michigan are state averages for all insured commercial banks. National is all insured commercial banks with assets between $1 billion and $3 billion.
2008
2009
2010
2011
As Measured By Return On Average Assets

HORIZON BANK

$4,613
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
Dollars in Thousands
$780
$938
$1,105
$1,724
$1,517
$1,303
$1,449
$1,844
$2,528
$2,635
$1,791
$2,766
67% Increase
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

 Record Earnings First Quarter 2012

Excellent Loan & Deposit Growth

$1,000
$900
$800
$700
$600
$500
$400
$300
$200
Dollars in Millions

	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
Core Funding	$404	$438	$511	$561	$607	$847	$881	$808	$811	$895	$917	$929
Loans	$394	$467	$536	$456	$568	$735	$857	$897	$888	$892	$902	$997

Core Funding CAGR 7.19%
Loans CAGR 8.04%

A Company on the Move
&
Culture Aligned with Shareholders’
Interests

1999
2004
2005
2012
Mortgage
Warehousing
Established
Entered St.
Joseph Michigan
Market
Entered South
Bend and
Elkhart Market
Acquired
Alliance Bank
Entered Lake
County
Market
Acquired
American
Trust Bank
Entered
Kalamazoo
Michigan Market
Entered
Indianapolis
Market
Announced
The
Acquisition Of
Heartland
Bank
2010
2006
2002
2003
Acquired
Anchor
Mortgage
2008
International
Liquidity Crisis
Mortgage
Loan
Originators
6
16
26
Full Service
Branches
9
14
24
Commercial
Loan
Officers
8
15
15

Recent Milestones

• Established New Wealth Mgmt. Office in Indianapolis
   in the 4th Qtr. 2011
• Reached One Billion Dollars in Total Deposits in 2011
• Opened Two New Full Service Branches - 1st Qtr. 2012
• Announced Acquisition of Heartland - 1st Qtr. 2012
• Plans to Open Loan and Deposit Production Office in
   Indianapolis - 2nd Qtr. 2012

HORIZON BANK

EXCEPTIONAL SERVICE • SENSIBLE ADVICE®

Culture of Accountability
• Measurement
 – Profit and Loss Statements for All Departments
 – Performance Scorecards
• Semi-annual Performance Reviews
 – Coaching Opportunity
 – Progress Update
• Bi-Monthly Departmental Strategic Meetings
• Six Sigma - Customer Focused
• Recognize and Reward Success
• We are Aligned with Shareholders’ Interests

Continuous Expectation to Improve
• Minimum Expectation is for Each Department to
 Beat Last Year’s Performance
 – Financial Results
 – Internal Processes
 – Productivity
• Utilize Third Parties
 – To Test Critical Thinking and Strategies
 – To Seek New Ideas
 – Asset Liability/Enterprise Risk Management/Efficiency/
 Acquisitions / Loan Review / Allowance Methodology
• Benchmark to Best Practices

Proven Enterprise Risk Management
(“ERM”)
• Single Bank Charter
• Diversified Loan Portfolio
 – 1/3 Commercial; 1/3 Mortgage; 1/3 Consumer
 – Low In-House Loan Approval Limits
• Centralized Data Processing & Loan Documentation
• ERM Dash Board Report
 – Measures Against Internal Targets & Best Practices
 – Quantifies Risk

HORIZON BANK

EXCEPTIONAL SERVICE • SENSIBLE ADVICE®

Balanced & Counter-Cyclical
Business Model
#1 - Business Banking
#2 - Retail Banking
#3 - Retail Mortgage Banking
#4 - Wealth Management
#5 - Mortgage Warehousing
Revenue Streams that are Counter-Cyclical to
Varying Economic Cycles

We Listen and Communicate
• If We Do Not Know - We Cannot Improve
• Excellent, Participatory & Engaged Board of
 Directors
• Surveys - Shareholders, Customers & Employees
• All Company Learning Conference
• Quarterly Company Conference Calls
• CEO Outreach Meetings
• Third Parities & Consultants
• Independent Board Presentations

Proven Growth Strategy
• People First
 – 24/7 Recruitment Effort
 – Experienced Community Bankers
 – Retention
• De Novo Branching
 – Breakeven Within First 18 Months
 – Traditional Banking at its Best
• Acquisitions
 – Branch
 – Whole Bank
 – FDIC

HORIZON BANK

Considerable Growth Opportunities

Milwaukee
Franklin
Racine
Kenosha
Pleasant Prairie
Waukegan
North Chicago
Arlington Heights
Skokie
Evanston
Elgin
Chicago
Wheaton
Naperville
Cicero
Bolingbrook
Hammond
Gary
Joliet
Hobart
Crown Point
Lowell
Manteno
Kankakee
Otto
Clifton
Beaver City
Gilman
Watseka
Milford
Paxton
Hoopeston
Rantoul
Rossville
Urbana
Danville
Georgetown
2200 N
Chrisman
Paris
Charleston
Casey
Marshall
Grand Haven
Port Sheldon
Walker
Wyoming
Holland
Dorr
Hastings
Ganges
Allegan
Kalamo
South Haven
Branch
Battle Creek
Bangor
Paw Paw
Kalamazoo
Marshall
Portage
St Joseph
Dowagiac
Three Rivers
Coldwater
Harbert
Niles
Sturgis
Pearl Beach
South Bend
Mishawaka
Goshen
Lagrange
Angola
Michigan City
Valparaiso
Benton
Kendallville
Auburn
Plymouth
Knox
North Judson
Swan
Warsaw
Columbia City
Fort Wayne
Winamac
Rochester
North Manchester
Rensselaer
Huntington
Wabash
Bluffton
Monticello
Logansport
Fowler
Delphi
Marion
Berne
Oxford
Kokomo
Portland
Lafayette
Hartford City
Attica
Frankfort
Elwood
Muncie
Anderson
Crawfordsville
Noblesville
Lynn
Pendleton
New Castle
Carmel
Newport
Ladoga
Brownsburg
Indianapolis
Plainfield
Greencastle
Rushville
Connersville
Mooresville
Terre Haute
Martinsville
Greensburg
Prairieton
Spencer
Harrison
Jackson Hill
Bloomington
Columbus
Linton
Versailles

Grand Rapids
Franklin

Heartland Community Bank

HORIZON BANK

EXCEPTIONAL SERVICE • SENSIBLE ADVICE®

Additional Information Relating to
the Heartland Merger
• In connection with Horizon’s proposed acquisition of Heartland Bancshares, Inc. (“Heartland”), Horizon
 will file with the SEC a Registration Statement on Form S-4 that will include a Proxy Statement of Heartland and a Prospectus of Horizon, as well as other relevant documents concerning the proposed transaction.
 SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY
 STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND
 ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY
 AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN
 IMPORTANT INFORMATION.
• The final proxy statement/prospectus will be mailed to shareholders of Heartland. The proxy statement/prospectus and other relevant materials (when they become available), and any other documents
 Horizon has filed with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents Horizon has filed with the
 SEC by contacting Mary McColl, Shareholder Relations Officer, 515 Franklin Square, Michigan City,
 Indiana 46360, telephone: (219)874-9272 or on Horizon’s website at www.accesshorizon.com under the tab
 “Investor Relations” and then under the heading “Information Requested.” The information available through Horizon’s website is not and shall not be deemed part of this presentation or incorporated by reference into other filings Horizon makes with the SEC.
• Horizon and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Heartland in connection with the proposed merger.
 Information about the directors and executive officers of Horizon is set forth in the proxy statement for
 Horizon’s 2012 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 23, 2012.

Heartland’s Corporate Profile
as of December 31, 2011

• Total Shares Outstanding 1,442,727
• Total Assets   $246 Million
• Total Loans   $138 Million
• Total Deposits   $218 Million
• Branches    6

HORIZON BANK

Brownsburg
74
465
65
Lawrence
31
70
Speedway
Indianapolis
Cumberland
40
Greenfield
40
Danville
36
Avon
52
New Palestine
Beech Grove
37
Plainfield
Summit
40
267
Southport
Morristown
Friendswood
421
Greenwood
Mooresville
Fairland
Briarwood
144
74
New Whiteland
In-37 N
Brooklyn
Needham
Ruel W Steele Hwy
Shelbyville
67
135
44
74
Mount Pleasant
39
Martinsville
9
252
65
Geneva

Heartland’s Locations

Transaction Summary
• Business Combination
• Form of Consideration - Stock for Stock
• Fixed Exchange Ratio at 0.54:1
 (Subject to Possible Adjustments Per Definitive Agreement)
• Heartland’s Shareholders Will Own Approximately
 16% of Horizon Bancorp
• Name Retained - “Heartland Community Bank, a
 Horizon Bank NA Company”

Transaction Summary
Continued
• CEO & EVP Retained
• Heartland will Gain - One Bank Board Seat
• Community Advisory Board will be Established
• Subject to Approval by Regulators & Heartland’s
 Shareholders
• Closing Date Targeted for the End of Second
 Quarter or Early 3rd Quarter

Acquisition Improves Shareholder Value
• Strategic Considerations
 – Expands Horizon’s Presence into Central Indiana
  a Growth Market
 – Lowers Geographic Concentration Risk
 – Opens the Door for Future Opportunities
 – Demonstrates Horizon’s Interest as a Statewide Bank
• Financial Considerations
 – Heartland is #1 in Deposit Market Share
 – Low Cost of Deposits
 – Accretive to Horizon’s Earnings Per Share
 – Cost Saves of Approximately 25%
 – Revenue Enhancement Opportunities

Outlook for Strong *Population* Growth in the Heartland Region

BOONE
+56%
HAMILTON
+99%
HENDRICKS
+84%
MARION
+18%
HANCOCK
+54%
SHELBY
-2%
MORGAN
+8%
JOHNSON
+46%

Indiana Business Research Center

Invest in Horizon

Shareholder Value Plan - Since 2001
• Dividends
 – Over 25 Years of Uninterrupted Dividend Payments to
 Horizon’s Common Shareholders
 – Recent Dividend Increases (2011 & 2012)
• Focuses on Improving Liquidity
 – 3:2 Stock Split in 2011
 – Heartland Acquisition Consideration is Common Stock
• Focuses on Growing Net Book Value
 – Stable Earnings Growth Over Time
• Focuses on Qualifying for Major Index, Such as
 Russell 2000

Highly Regarded
In Our Communities
• Nine out of Ten Customers - Would Refer a Friend
• Best Bank - The News Dispatch Readers Poll - Eleven
 out of Last Twelve Years
• Best Wealth Management Company - NW Indiana
 Business Quarterly
• Best Place to Work - NW Indiana Business Quarterly
• Family Friendly Work Policies - Clarian Award
• High Visibility - Volunteerism and Contributions

Highly Regarded
for Financial Performance
• Ranked in the Top 200 Community Banks for
 Financial Performance - US Banker & ABA Magazines
 for the Years -2008, 2009, 2010 & 2011
• Horizon Named to KBW Bank Honor Roll
 – Only 45 Banks Selected Throughout the United States
 – No Annual Loss in the Past Decade
 – Honor Roll Banks Typically Outperformed the Market;
 Growth, Earnings and Performance Ratios
 – Includes Names Such as JP Morgan and Wells Fargo

Horizon is an Attractive Value
Metric	Horizon Bancorp(1) March 31, 2012	Horizon Bancorp(2) April 30, 2012	Median Indiana Banks(3)
Dividend Yield	2.8%	2.1%	1.9%
Price to Book	80.5%	109.5%	82.0%
Price to Tangible Book	86.6%	117.9%	90.1%
Price to Earnings (LTM)	7.0x	9.5x	14.0x
(1) All data as of March 31, 2012
(2) Horizon Bancorp data as of March 31, 2012 and Stock Price as of April 30, 2012 at $25.17 per common share
(3) Peer Data Source: KBW Report as of March 2011 Covering Indiana Publicly Traded

10 Year
05/01/12
310
300
290
280
270
260
250
240
230
220
210
200
190
180
170
160
150
140
130
120
110
100
90
80
70
60
Jul
03
Jul
04
Jul
05
Jul
06
Jul
07
Jul
08
Jul
09
Jul
10
Jul
11
Jul
12
EDGAR Online
HBNC
COMP

Horizon Outperforms Market - Ten Years

Thank You